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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: FEBRUARY 21, 2005
                        (date of earliest event reported)


                                ATS MEDICAL, INC.
             (Exact name of registrant as specified in its charter)


                         Commission File Number: 0-18602

                                   -----------


              MINNESOTA                                   41-1595629
   (State or other jurisdiction of             (IRS Employer Identification No.)
           incorporation)

                         3905 ANNAPOLIS LANE, SUITE 105
                          MINNEAPOLIS, MINNESOTA 55447
                    (Address of Principal Executive Offices)


                                 (763) 553-7736
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On February 21, 2005, the Personnel and Compensation Committee of the Board of Directors of ATS Medical, Inc. (the "Company") met to review the performance of the Company and its executive officers for 2004 and to determine the annual cash incentive awards to be paid to the Company's executive officers for 2004 under the ATS Medical Management Incentive Compensation Plan (the "Plan"). The Plan was adopted by the Committee in early 2004. Under the Plan each participant's bonus for 2004 is determined based on achievement of a combination of individual goals and company performance goals approved by the Committee. After the end of the year and subject to the completion of the annual audit for that year the Committee reviews each individual's performance and the Company's performance as compared to the applicable goals, taking into account any unanticipated developments that occurred during the year and may have affected the achievability of the individual and Company performance goals. Based on this review the Committee determined to award the following bonuses under the Plan for 2004 to its executive officers:

         NAME AND PRINCIPAL
         POSITION                           2004 BONUS
         ------------------                 ----------

         Michael D. Dale                    $ 102,384
         President and
         Chief Executive Officer

         John R. Judd                       $  36,972
         Chief Financial Officer

         Richard A. Curtis                  $  42,611
         Vice President, Marketing and
         Business Development

         Marc R. Sportsman                  $  83,276
         Vice President, Sales







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ATS MEDICAL, INC.




                                             By:   /s/ John R. Judd
                                                   -----------------------------
                                                   John R. Judd
                                                   Chief Financial Officer
Date:  February 25, 2005